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                     UBS PAINEWEBBER RETIREMENT MONEY FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    UBS PaineWebber Retirement Money Fund is a diversified series of UBS PaineWebber RMA Money Fund, Inc., a professionally managed open-end investment company ('Corporation').

    The fund's investment advisor and administrator is UBS PaineWebber Inc. ('UBS PaineWebber'sm'*'). UBS Global Asset Management (US) Inc. ('UBS Global AM') is the fund's principal underwriter, sub-advisor and sub-administrator. UBS PaineWebber and UBS Global AM are indirect wholly owned subsidiaries of UBS AG.

    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647 1568.

    This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 30, 2002. A copy of the Prospectus may be obtained by calling any UBS PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647 1568. This SAI is dated August 30, 2002.

                               TABLE OF CONTENTS

                                                              PAGE
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
The Fund and Its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    2
Organization of the Fund; Directors and Officers; Principal
  Holders and Management Ownership of Securities............    9
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   18
Portfolio Transactions......................................   21
Additional Purchase and Redemption Information; Financial
  Institutions..............................................   22
Valuation of Shares.........................................   23
Performance Information.....................................   23
Taxes.......................................................   25
Other Information...........................................   25
Financial Statements........................................   26

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* UBS PaineWebber is a service mark of UBS AG.






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                      THE FUND AND ITS INVESTMENT POLICIES

    The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

    The fund's investment objective is to provide current income consistent with liquidity and conservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks,
(3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

    The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

    The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are 'First Tier Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ('Investment Company Act'). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either
(1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('rating agencies'), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or
(5) unrated, but determined by UBS Global AM to be of comparable quality.

    The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

    YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings

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assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

    Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ('SEC'). Descriptions of certain types of short-term obligations are provided below.

    ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See 'The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See 'The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

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    Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

    AUCTION RATE AND REMARKETED PREFERRED STOCK. The fund may purchase certain types of auction rate preferred stock ('ARPS') and/or remarketed preferred stock ('RPS') subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

    The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See 'The Fund's Investments, Related Risks and Limitations -- Investments in Other Investment Companies.

    VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

    INVESTING IN FOREIGN SECURITIES. The fund's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund's investments in securities issued by U.S. finance subsidiaries of foreign banks may involve similar risks to the extent that a foreign bank is deemed to support its U.S. finance subsidiary.

    CREDIT AND LIQUIDITY ENHANCEMENTS. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

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    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board.
UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security,
(2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

    UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that

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maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See also 'The Fund's Investments, Related Risks and
Limitations -- Segregated Accounts.'

    COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if UBS
Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See also 'The Fund's Investments, Related Risks and
Limitations -- Segregated Accounts.'

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds and certain securities of closed-end funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other

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money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also 'The Fund's Investments, Related Risks and Limitations -- Auction Rate and Remarketed Preferred Stock.'

    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

    SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUND

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    The fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be

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    invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

        The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic banking (including U.S. finance subsidiaries of foreign banks) and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The fund will not:

        (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

               ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Corporation was organized on July 2, 1982 as a Maryland corporation and has three operating series. The Corporation has authority to issue 90 billion shares of common stock of par value $0.001 per share, 20 billion of which are designated as shares of the fund. The remaining shares are designated as shares of the two other series of the Corporation.

    The Corporation is governed by a board of directors, which oversees the fund's operations and which is authorized to establish additional series. The tables below show, for each director (sometimes referred to as 'board member') and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a director or officer of the fund, the director's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.

INTERESTED DIRECTORS

                                                        TERM OF
                                                      OFFICE AND                                    NUMBER OF PORTFOLIOS
                                POSITION(S) HELD       LENGTH OF        PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
    NAME, ADDRESS, AND AGE         WITH FUND        TIME SERVED'D'        DURING PAST 5 YEARS       OVERSEEN BY DIRECTOR
    ----------------------         ---------        --------------        -------------------       --------------------
Margo N. Alexander*'D'D'; 55        Director      Since 1996            Mrs. Alexander is an      Mrs. Alexander is a
                                                                        executive vice president  director or trustee of 22
                                                                        of UBS PaineWebber        investment companies
                                                                        (since March 1984). She   (consisting of 43
                                                                        was chief executive       portfolios) for which
                                                                        officer of UBS Global     UBS Global AM,
                                                                        AM from January 1995      UBS PaineWebber or
                                                                        to October 2000, a        one of their affiliates
                                                                        director (from January    serves as investment
                                                                        1995 to September         advisor, sub-advisor or
                                                                        2001) and chairman        manager.
                                                                        (from March 1999 to
                                                                        September 2001).

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE        HELD BY DIRECTOR
    ----------------------        ----------------
Margo N. Alexander*'D'D'; 55    None

                                                        TERM OF
                                                      OFFICE AND                                    NUMBER OF PORTFOLIOS
                                POSITION(S) HELD       LENGTH OF        PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
    NAME, ADDRESS, AND AGE         WITH FUND        TIME SERVED'D'        DURING PAST 5 YEARS       OVERSEEN BY DIRECTOR
    ----------------------         ---------        --------------        -------------------       --------------------
E. Garrett Bewkes, Jr.**'D'D';   Director and     Since 1982            Mr. Bewkes serves as a    Mr. Bewkes is a director
75                              Chairman of the                         consultant to             or trustee of 35
                                    Board of                            UBS PaineWebber (since    investment companies
                                   Directors                            May 1999). Prior to       (consisting of 56
                                                                        November 2000, he was a   portfolios) for which
                                                                        director of Paine Webber  UBS Global AM,
                                                                        Group Inc. ('PW Group,'   UBS PaineWebber or one of
                                                                        formerly the holding      their affiliates serves
                                                                        company of UBS            as investment advisor,
                                                                        PaineWebber and UBS       sub-advisor or manager.
                                                                        Global AM) and prior to
                                                                        1996, he was a
                                                                        consultant to PW Group.
                                                                        Prior to 1988, he was
                                                                        chairman of the board,
                                                                        president and chief
                                                                        executive officer of
                                                                        American Bakeries
                                                                        Company.

INDEPENDENT DIRECTORS

Richard Q. Armstrong; 67            Director       Since 1996           Mr. Armstrong is          Mr. Armstrong is a
R.Q.A. Enterprises                                                      chairman and principal    director or trustee of 22
One Old Church Road --                                                  of R.Q.A. Enterprises     investment companies
Unit #6                                                                 (management consulting    (consisting of 43
Greenwich, CT 06830                                                     firm) (since April 1991   portfolios) for which
                                                                        and principal occupation  UBS Global AM,
                                                                        since March 1995). Mr.    UBS PaineWebber or one of
                                                                        Armstrong was chairman    their affiliates serves
                                                                        of the board, chief       as investment advisor,
                                                                        executive officer and     sub-advisor or manager.
                                                                        co-owner of Adirondack
                                                                        Beverages (producer and
                                                                        distributor of soft
                                                                        drinks and
                                                                        sparkling/still waters)
                                                                        (October 1993-March
                                                                        1995). He was a partner
                                                                        of The New England
                                                                        Consulting Group
                                                                        (management consulting
                                                                        firm) (December 1992-
                                                                        September 1993). He was
                                                                        managing director of
                                                                        LVMH U.S. Corporation
                                                                        (U.S. subsidiary of the
                                                                        French luxury goods
                                                                        conglomerate, Louis
                                                                        Vuitton Moet Hennessey
                                                                        Corporation) (1987-1991)
                                                                        and chairman of its wine
                                                                        and spirits subsidiary,
                                                                        Schieffelin & Somerset
                                                                        Company (1987-1991).


                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE        HELD BY DIRECTOR
    ----------------------        ----------------
E. Garrett Bewkes, Jr.**'D'D';  Mr. Bewkes is also a
75                              director of
                                Interstate Bakeries
                                Corporation.

INDEPENDENT DIRECTORS

Richard Q. Armstrong; 67        Mr. Armstrong is also
R.Q.A. Enterprises              a director of AlFresh
One Old Church Road --          Beverages Canada,
Unit #6                         Inc. (a Canadian
Greenwich, CT 06830             Beverage subsidiary
                                of AlFresh Foods
                                Inc.) (since October
                                2000).

                                                        TERM OF
                                                      OFFICE AND                                   NUMBER OF PORTFOLIOS
                                POSITION(S) HELD       LENGTH OF        PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX
    NAME, ADDRESS, AND AGE         WITH FUND        TIME SERVED'D'        DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR
    ----------------------         ---------        --------------        -------------------      --------------------
David J. Beaubien; 67               Director       Since 2001           Mr. Beaubien is          Mr. Beaubien is a
101 Industrial Road                                                     chairman of Yankee       director or trustee of
Turners Falls, MA 01376                                                 Environmental Systems,   22 investment companies
                                                                        Inc., a manufacturer of  (consisting of 43
                                                                        meteorological           portfolios) for which
                                                                        measuring systems.       UBS Global AM,
                                                                        Prior to January 1991,   UBS PaineWebber or one
                                                                        he was senior vice       of their affiliates
                                                                        president of EG&G,       serves as investment
                                                                        Inc., a company which    advisor, sub-advisor or
                                                                        makes and provides a     manager.
                                                                        variety of scientific
                                                                        and technically
                                                                        oriented products and
                                                                        services. From 1985 to
                                                                        January 1995, Mr.
                                                                        Beaubien served as a
                                                                        director or trustee on
                                                                        the boards of the
                                                                        Kidder, Peabody & Co.
                                                                        Incorporated mutual
                                                                        funds.

Richard R. Burt; 55                 Director       Since 1996           Mr. Burt is chairman of  Mr. Burt is a director
1275 Pennsylvania Ave., N.W.                                            Diligence LLC            or trustee of 22
Washington, D.C. 20004                                                  (international           investment companies
                                                                        information and          (consisting of 43
                                                                        security firm) and IEP   portfolios) for which
                                                                        Advisors (international  UBS Global AM,
                                                                        investments and          UBS PaineWebber or one
                                                                        consulting firm). He     of their affiliates
                                                                        was the chief            serves as investment
                                                                        negotiator in the        advisor, sub-advisor or
                                                                        Strategic Arms           manager.
                                                                        Reduction Talks with
                                                                        the former Soviet Union
                                                                        (1989-1991) and the
                                                                        U.S. Ambassador to the
                                                                        Federal Republic of
                                                                        Germany (1985-1989).
                                                                        From 1991-1994, he
                                                                        served as a partner of
                                                                        McKinsey & Company
                                                                        (management consulting
                                                                        firm).

Meyer Feldberg; 60                  Director       Since 1992           Mr. Feldberg is Dean     Dean Feldberg is a
Columbia University                                                     and Professor of         director or trustee of
101 Uris Hall                                                           Management of the        35 investment companies
New York, New York 10027                                                Graduate School of       (consisting of 56
                                                                        Business, Columbia       portfolios) for which
                                                                        University. Prior to     UBS Global AM,
                                                                        1989, he was president   UBS PaineWebber or one
                                                                        of the Illinois          of their affiliates
                                                                        Institute of             serves as investment
                                                                        Technology.              advisor, sub-advisor or
                                                                                                 manager.

George W. Gowen; 72                 Director       Since 1982           Mr. Gowen is a partner   Mr. Gowen is a director
666 Third Avenue                                                        in the law firm of       or trustee of 35
New York, New York 10017                                                Dunnington, Bartholow &  investment companies
                                                                        Miller. Prior to May     (consisting of 56
                                                                        1994, he was a partner   portfolios) for which
                                                                        in the law firm of       UBS Global AM,
                                                                        Fryer, Ross & Gowen.     UBS PaineWebber or one
                                                                                                 of their affiliates
                                                                                                 serves as investment
                                                                                                 advisor, sub-advisor or
                                                                                                 manager.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE        HELD BY DIRECTOR
    ----------------------        ----------------
David J. Beaubien; 67           Mr. Beaubien is also
101 Industrial Road             a director of IEC
Turners Falls, MA 01376         Electronics, Inc., a
                                manufacturer of
                                electronic
                                assemblies.

Richard R. Burt; 55             Mr. Burt is also a
1275 Pennsylvania Ave., N.W.    director of
Washington, D.C. 20004          Hollinger International
                                Inc. (publishing),
                                IGT, Inc. (provides
                                technology to
                                gaming and
                                wagering industry)
                                (since July 1999),
                                HCL Technologies
                                America Inc.
                                (information
                                technology) and
                                chairman of Weirton
                                Steel Corp. (makes
                                and finishes steel
                                products) (since
                                April 1996). He
                                is also a director
                                or trustee of funds
                                in the Deutsche
                                Bank/Scudder/Flag
                                Investor family
                                of funds (80 portfolios).

Meyer Feldberg; 60              Dean Feldberg is also
Columbia University             a director of
101 Uris Hall                   Primedia Inc.
New York, New York 10027        (publishing),
                                Federated Department
                                Stores, Inc.
                                (operator of
                                department stores),
                                Revlon, Inc.
                                (cosmetics), Select
                                Medical Inc.
                                (healthcare services)
                                and SAPPI, Ltd.
                                (producer of paper).

George W. Gowen; 72             None
666 Third Avenue
New York, New York 10017

                                                        TERM OF
                                                      OFFICE AND                                   NUMBER OF PORTFOLIOS
                                POSITION(S) HELD       LENGTH OF        PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX
    NAME, ADDRESS, AND AGE         WITH FUND        TIME SERVED'D'        DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR
    ----------------------         ---------        --------------        -------------------      --------------------
William W. Hewitt, Jr.***; 74       Director       Since 2001           Mr. Hewitt is retired.   Mr. Hewitt is a director
c/o UBS Global Asset                                                    From 1990 to January     or trustee of 22
Management (US) Inc.                                                    1995, Mr. Hewitt served  investment companies
51 West 52nd Street                                                     as a director or         (consisting of 43
New York, New York 10019-6114                                           trustee on the boards    portfolios) for which
                                                                        of the Kidder, Peabody   UBS Global AM,
                                                                        & Co. Incorporated       UBS PaineWebber or one
                                                                        mutual funds. From       of their affiliates
                                                                        1986-1988, he was an     serves as investment
                                                                        executive vice           advisor, sub-advisor or
                                                                        president and director   manager.
                                                                        of mutual funds,
                                                                        insurance and trust
                                                                        services of Shearson
                                                                        Lehman Brothers Inc.
                                                                        From 1976-1986, he was
                                                                        president of Merrill
                                                                        Lynch Funds
                                                                        Distributor, Inc.

Morton L. Janklow; 72               Director       Since 2001           Mr. Janklow is senior    Mr. Janklow is a
445 Park Avenue                                                         partner of Janklow &     director or trustee of
New York, New York 10022                                                Nesbit Associates, an    22 investment companies
                                                                        international literary   (consisting of 43
                                                                        agency representing      portfolios) for which
                                                                        leading authors in       UBS Global AM,
                                                                        their relationships      UBS PaineWebber or one
                                                                        with publishers and      of their affiliates
                                                                        motion picture,          serves as investment
                                                                        television and           advisor, sub-advisor or
                                                                        multi-media companies,   manager.
                                                                        and of counsel to the
                                                                        law firm of Janklow &
                                                                        Ashley.

Frederic V. Malek; 65               Director       Since 1987           Mr. Malek is chairman    Mr. Malek is a director
1455 Pennsylvania Avenue, N.W.                                          of Thayer Capital        or trustee of 22
Suite 350                                                               Partners (merchant       investment companies
Washington, D.C. 20004                                                  bank) and chairman of    (consisting of 43
                                                                        Thayer Hotel Investors   portfolios) for which
                                                                        III, Thayer Hotel        UBS Global AM,
                                                                        Investors II and         UBS PaineWebber or one
                                                                        Lodging Opportunities    of their affiliates
                                                                        Fund (hotel investment   serves as investment
                                                                        partnerships). From      advisor, sub-advisor or
                                                                        January 1992 to          manager.
                                                                        November 1992, he was
                                                                        campaign manager of
                                                                        Bush-Quayle '92. From
                                                                        1990 to 1992, he was
                                                                        vice chairman and, from
                                                                        1989 to 1990, he was
                                                                        president of Northwest
                                                                        Airlines Inc. and NWA
                                                                        Inc. (holding company
                                                                        of Northwest Airlines
                                                                        Inc.). Prior to 1989,
                                                                        he was employed by the
                                                                        Marriott Corporation
                                                                        (hotels, restaurants,
                                                                        airline catering and
                                                                        contract feeding),
                                                                        where he most recently
                                                                        was an executive vice
                                                                        president and president
                                                                        of Marriott Hotels and
                                                                        Resorts.


                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE        HELD BY DIRECTOR
    ----------------------        ----------------
William W. Hewitt, Jr.***; 74   Mr. Hewitt is also a
c/o UBS Global Asset            director or trustee
Management (US) Inc.            of Guardian Life
51 West 52nd Street             Insurance Company
New York, New York 10019-6114   mutual funds
                                (consisting of 19
                                portfolios).

Morton L. Janklow; 72           None
445 Park Avenue
New York, New York 10022

Frederic V. Malek; 65           Mr. Malek is also a
1455 Pennsylvania Avenue, N.W.  director of Aegis
Suite 350                       Communications, Inc.
Washington, D.C. 20004          (tele-services),
                                American Management
                                Systems, Inc.
                                (management
                                consulting and
                                computer related
                                services), Automatic
                                Data Processing, Inc.
                                (computing services),
                                CB Richard Ellis,
                                Inc. (real estate
                                services), FPL Group,
                                Inc. (electric
                                services), Manor
                                Care, Inc. (health
                                care), and Northwest
                                Airlines Inc.

                                                        TERM OF
                                                      OFFICE AND                                   NUMBER OF PORTFOLIOS
                                POSITION(S) HELD       LENGTH OF        PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX
    NAME, ADDRESS, AND AGE         WITH FUND        TIME SERVED'D'        DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR
    ----------------------         ---------        --------------        -------------------      --------------------
Carl W. Schafer; 66                 Director       Since 1996           Mr. Schafer is           Mr. Schafer is a
66 Witherspoon Street                                                   president of the         director or trustee of
#1100                                                                   Atlantic Foundation      22 investment companies
Princeton, NJ 08542                                                     (charitable              (consisting of 43
                                                                        foundation). Prior to    portfolios) for which
                                                                        January 1993, he was     UBS Global AM,
                                                                        chairman of the          UBS PaineWebber or one
                                                                        Investment Advisory      of their affiliates
                                                                        Committee of the Howard  serves as investment
                                                                        Hughes Medical           advisor, sub-advisor or
                                                                        Institute.               manager.

William D. White; 68                Director       Since 2001           Mr. White is retired.    Mr. White is a director
P.O. Box 199                                                            From February 1989       or trustee of 22
Upper Black Eddy, PA 18972                                              through March 1994, he   investment companies
                                                                        was president of the     (consisting of 43
                                                                        National League of       portfolios) for which
                                                                        Professional Baseball    UBS Global AM,
                                                                        Clubs. Prior to 1989,    UBS PaineWebber or one
                                                                        he was a television      of their affiliates
                                                                        sportscaster for WPIX-   serves as investment
                                                                        TV, New York. Mr. White  advisor, sub-advisor or
                                                                        served on the Board of   manager.
                                                                        Directors of Centel
                                                                        from 1989 to 1993 and
                                                                        until recently on the
                                                                        board of directors of
                                                                        Jefferson Banks
                                                                        Incorporated,
                                                                        Philadelphia, PA.


                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE        HELD BY DIRECTOR
    ----------------------        ----------------
Carl W. Schafer; 66             Mr. Schafer is also a
66 Witherspoon Street           director of Labor
#1100                           Ready, Inc.
Princeton, NJ 08542             (temporary
                                employment), Roadway
                                Corp. (trucking),
                                Guardian Life
                                Insurance Company
                                mutual funds (consisting
                                of 19 portfolios), the
                                Harding, Loevner
                                Funds (consisting of four
                                portfolios), E.I.I. Realty
                                Securities Trust
                                (investment company)
                                and Frontier Oil
                                Corporation.

William D. White; 68            None
P.O. Box 199
Upper Black Eddy, PA 18972

---------------------------

  * This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, New York 10019-6028.

 ** This person's business address is 51 West 52nd Street, New York,
    New York 10019-6114.

*** Address for mailing purposes only.

  'D' Each director holds office for an indefinite term.

 'D'D' Mrs. Alexander and Mr. Bewkes are 'interested persons' of the funds as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.

OFFICERS

                                                    TERM OF OFFICE
                                POSITION(S) HELD     AND LENGTH OF
    NAME, ADDRESS, AND AGE       WITH THE FUND      TIME SERVED'D'
    ----------------------       -------------      --------------
Thomas Disbrow*; 36              Vice President       Since 2000
                                 and Assistant
                                   Treasurer

Amy R. Doberman*; 40             Vice President       Since 2000
                                 and Secretary

Stephen P. Fisher*; 43           Vice President       Since 2002

David M. Goldenberg*; 36         Vice President       Since 2002
                                 and Assistant
                                   Secretary

Kevin J. Mahoney*; 36            Vice President       Since 1999
                                 and Assistant
                                   Treasurer

Michael H. Markowitz**; 37       Vice President       Since 2001


                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS, AND AGE                FUND COMPLEX FOR WHICH PERSON SERVES AS OFFICER
  ----------------------                -----------------------------------------------
Thomas Disbrow*; 36             Mr. Disbrow is a director and a senior manager of the mutual fund finance department of UBS Global AM. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 22 investment companies
                                (consisting of 43 portfolios) for which UBS Global AM, UBS
                                PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Amy R. Doberman*; 40            Ms. Doberman is a managing director and general counsel of UBS Global
                                AM. From December 1997 through July 2000, she was general counsel of
                                Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms.
                                Doberman was assistant chief counsel of the SEC's Division of
                                Investment Management. Ms. Doberman is vice president and secretary of UBS Supplementary Trust and a vice president and secretary of 24 investment companies (consisting of 82 portfolios) for which UBS
                                Global AM, UBS Global Asset Management (Americas) Inc. ('UBS Global
                                AM (Americas)'), UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Stephen P. Fisher*; 43          Mr. Fisher is a managing director of UBS Global AM. From October 2000 to February 2001, he was president of Morningstar Investment
                                Services. From May 1999 to October 2000, Mr. Fisher was senior vice president of UBS Global AM. From January 1997 to May 1999, Mr. Fisher
                                was a senior vice president of Prudential Investments. Mr. Fisher is a vice president of 22 investment companies (consisting of 43 portfolios) for which UBS Global AM, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

David M. Goldenberg*; 36        Mr. Goldenberg is an executive director and deputy general counsel of
                                UBS Global AM. From 2000-2002 he was director, legal affairs at
                                Lazard Asset Management. Mr. Goldenberg was global director of compliance for SSB Citi Asset Management Group from 1998-2000. He was associate general counsel at Smith Barney Asset Management from
                                1996-1998. Prior to working at Smith Barney Asset Management, Mr.
                                Goldenberg was branch chief and senior counsel in the SEC's Division of Investment Management. Mr. Goldenberg is vice president and assistant secretary of UBS Supplementary Trust and of 24 investment companies (consisting of 82 portfolios) for which UBS Global AM, UBS
                                Global AM (Americas), UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Kevin J. Mahoney*; 36           Mr. Mahoney is a director and a senior manager of the mutual fund finance department of UBS Global AM. Prior to April 1999, he was the manager of the mutual fund internal control group of Salomon Smith
                                Barney. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies (consisting of 43 portfolios) for which UBS
                                Global AM, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz**; 37      Mr. Markowitz is an executive director, portfolio manager and head of
                                U.S. short duration fixed income of UBS Global AM. He is also an executive director and portfolio manager of UBS Global AM (Americas), an affiliate of UBS Global AM. Mr. Markowitz is a vice president of six investment companies (consisting of 26 portfolios) for which UBS
                                Global AM, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

                                               TERM OF OFFICE
                             POSITION(S) HELD   AND LENGTH OF
  NAME, ADDRESS, AND AGE      WITH THE FUND    TIME SERVED'D'
  ----------------------      -------------    --------------
Susan P. Ryan*; 42            Vice President     Since 1995

Paul H. Schubert*; 39         Vice President     Since 1994
                              and Treasurer

Brian M. Storms*; 47            President        Since 2000

Keith A. Weller*; 41          Vice President     Since 1995
                              and Assistant
                                Secretary


                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS, AND AGE                FUND COMPLEX FOR WHICH PERSON SERVES AS OFFICER
  ----------------------                -----------------------------------------------
Susan P. Ryan*; 42           Ms. Ryan is an executive director and a portfolio manager of UBS
                             Global AM. Ms. Ryan is a vice president of five investment companies
                             (consisting of 13 portfolios) for which UBS Global AM, UBS
                             PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Paul H. Schubert*; 39        Mr. Schubert is an executive director and head of the mutual fund finance department of UBS Global AM. Mr. Schubert is treasurer and principal accounting officer of UBS Supplementary Trust and of two investment companies (consisting of 39 portfolios) and a vice president and treasurer of 22 investment companies (consisting of 43 portfolios) for which UBS Global AM, UBS Global AM (Americas), UBS
                             PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Brian M. Storms*; 47         Mr. Storms is chief executive officer (since July 2002), director and president of UBS Global AM (since March 1999). He is also chief executive officer (since July 2002), a member of the board of directors and president of UBS Global AM (Americas) and UBS Global
                             Asset Management (New York) Inc. (since October 2001). Mr. Storms was chief executive officer of UBS Global AM from October 2000 to
                             September 2001 and chief operating officer (2001-2002). He was chief operating officer of UBS Global AM (Americas) and UBS Global AM (New
                             York) from September 2001 to July 2002. He was a director or trustee of several investment companies in the UBS Family of Funds
                             (1999-2001). He was president of Prudential Investments (1996-1999).
                             Prior to joining Prudential Investments he was a managing director at
                             Fidelity Investments. Mr. Storms is president and trustee of UBS
                             Supplementary Trust and of two investment companies (consisting of 39 portfolios) and president of 22 investment companies (consisting of
                             43 portfolios) for which UBS Global AM, UBS Global AM (Americas),
                             UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 41         Mr. Weller is a director and senior associate general counsel of UBS
                             Global AM. Mr. Weller is a vice president and assistant secretary of
                             22 investment companies (consisting of 43 portfolios) for which UBS
                             Global AM, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

----------------

  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

 ** This person's business address is One North Wacker Drive, Chicago, Illinois
    60606.

  'D' Officers are appointed by the directors and serve at the pleasure of the board.

              INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                 REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                      DIRECTOR FOR WHICH UBS GLOBAL AM,
                                DOLLAR RANGE OF EQUITY            UBS PAINEWEBBER OR AN AFFILIATE SERVES AS
          DIRECTOR              SECURITIES IN FUND'D'           INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER'D'
          --------              ---------------------           ---------------------------------------------
INTERESTED DIRECTORS
Margo N. Alexander                       None                                   Over $100,000
E. Garrett Bewkes, Jr.                   None                                   Over $100,000

INDEPENDENT DIRECTORS
Richard Q. Armstrong                     None                                   Over $100,000
David J. Beaubien                        None                                   Over $100,000
Richard R. Burt                          None                                  $10,000-$50,000
Meyer Feldberg                           None                                   Over $100,000
George W. Gowen                       $1-$10,000                                Over $100,000
William W. Hewitt, Jr.                   None                                   Over $100,000
Morton L. Janklow                        None                                        None
Frederic V. Malek                        None                                  $50,001-$100,000
Carl W. Schafer                          None                                  $50,001-$100,000
William D. White                         None                                     $1-$10,000

----------------
'D' Information regarding ownership is as of December 31, 2001.

                                   COMMITTEES

    The Corporation has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Directors (as defined herein). Richard Q. Armstrong is chairperson and William W. Hewitt, Jr. is vice chairperson of the Audit and Contract Review Committee. The following Independent Directors are members of the Nominating
Committee: George W. Gowen (chairperson), Morton L. Janklow, Carl W. Schafer and William D. White.

    The Audit and Contract Review Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including the types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors' independence; reporting to the full board on a regular basis; discussing with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and making recommendations as it deems necessary or appropriate. The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the fund and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees. During the fund's fiscal year ended June 30, 2002, the Audit and Contract Review Committee held one meeting.

    The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the Corporation; and reviewing the composition of the board and the compensation arrangements for each of the directors. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. George
W. Gowen, care of the Secretary of the Corporation at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. During the fund's fiscal year ended June 30, 2002, the Nominating Committee did not meet.

          INFORMATION ABOUT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY UBS PAINEWEBBER OR ANY COMPANY CONTROLLING, CONTROLLED BY OR
                   UNDER COMMON CONTROL WITH UBS PAINEWEBBER

    As of December 31, 2001, the Independent Directors did not own any securities issued by UBS PaineWebber or any company controlling, controlled by or under common control with UBS PaineWebber.

                                  COMPENSATION

    Each board member who is not an 'interested person' receives, in the aggregate from the Corporation, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the fund's relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS PaineWebber, UBS Global AM or one of their affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

    The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Global AM or UBS PaineWebber served as an investment advisor, sub-advisor or manager during the periods indicated.

                             COMPENSATION TABLE'D'

                                                            AGGREGATE           TOTAL COMPENSATION
                                                          COMPENSATION         FROM THE CORPORATION
              NAME OF PERSON, POSITION                FROM THE CORPORATION*   AND THE FUND COMPLEX**
              ------------------------                ---------------------   ----------------------
Richard Q. Armstrong, Director......................         $31,944                 $ 94,395
David J. Beaubien, Director***......................          29,793                   71,238
Richard R. Burt, Director...........................          31,944                   86,295
Meyer Feldberg, Director............................          35,611                  181,252
George W. Gowen, Director...........................          33,996                  178,103
William W. Hewitt, Director***......................          31,992                   85,616
Morton L. Janklow, Director***......................          29,793                   64,988
Frederic V. Malek, Director.........................          31,944                   94,395
Carl W. Schafer, Director...........................          31,944                   94,125
William D. White, Director***.......................          29,793                   71,238

----------------

  'D' Only independent board members are compensated by the funds for which UBS
      Global AM or UBS PaineWebber serve as investment advisor, sub-advisor or manager; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from these funds.

  * Represents total fees paid by the Corporation to each board member indicated for the fiscal year ended June 30, 2002.

 ** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 29 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 22

                                              (footnotes continued on next page)

(footnotes continued from previous page)

    investment companies in the case of Messrs. Beaubien, Hewitt, Janklow and White; and (c) 41 investment companies in the case of Messrs. Feldberg and Gowen for which UBS Global AM, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

*** This person did not commence serving on the Corporation's board until September 2001.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    As of July 31, 2002, the Corporation's records showed no shareholders as owning 5% or more of the fund's shares, and the Corporation is not aware of any beneficial owner of 5% or more of the fund's shares.

    As of July 31, 2002, board members and officers owned in the aggregate less than 1% of the outstanding shares of the fund.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS PaineWebber acts as the fund's investment advisor and administrator pursuant to a contract with the Corporation ('Advisory and Administration Contract'). Under the Advisory and Administration Contract, the fund pays UBS PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
Up to $1 billion............................................     0.50%
In excess of $1.0 billion up to $1.5 billion................     0.44%
Over $1.5 billion...........................................     0.36%

    Services provided by UBS PaineWebber under the Advisory and Administration Contract, some of which may be delegated to UBS Global AM, as discussed below, include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the Advisory and Administration Contract, during the fiscal years ended June 30, 2002, 2001 and 2000, the fund paid (or accrued) to UBS PaineWebber investment advisory and administrative fees in the amount of $27,961,452, $22,510,530 and $20,256,815, respectively.

    Under a contract with UBS PaineWebber, UBS Global AM serves as the fund's sub-advisor and sub-administrator ('Sub-Advisory and Sub-Administration Contract'). Under the Sub-Advisory and Sub-Administration Contract, UBS PaineWebber (not the fund) pays UBS Global AM a fee, computed daily and paid monthly, at an annual rate of 20% of the fees paid by the fund to UBS PaineWebber. Under the Sub-Advisory and Sub-Administration Contract, for the fiscal years ended June 30, 2002, 2001 and 2000, UBS PaineWebber paid (or accrued) to UBS Global AM fees in the amount of $5,592,290, $4,502,106 and $4,051,363, respectively.

    Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS PaineWebber. General expenses of the Corporation not readily identifiable as belonging to the fund or to the Corporation's other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the fund include the following (or the fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS PaineWebber; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and maintaining such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or UBS PaineWebber; (6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders;
(13) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(15) 50% of the cost of printing and mailing UBS PaineWebber monthly statements;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the directors and officers; and (18) costs of mailing, stationery and communications equipment.

    The Advisory and Administration, and Sub-Advisory and Sub-Administration Contracts (collectively, 'Contracts') noted above provide that UBS PaineWebber or UBS Global AM as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS PaineWebber or UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The Contracts are terminable by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days' written notice to UBS PaineWebber or UBS Global AM as the case may be. The Advisory and Administration Contract is also terminable without penalty by UBS PaineWebber on 60 days' written notice to the Corporation, and the Sub-Advisory and Sub-Administration Contract is terminable without penalty by UBS PaineWebber or UBS Global AM on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and the Sub-Advisory and Sub-Administration Contract also automatically terminates upon the assignment of the Advisory and Administration Contract.

    At the Corporation's board meeting held on July 24, 2002, the board members considered and approved the continuance of the Advisory and Administration Contract with UBS PaineWebber. Prior to that meeting, the board's Audit and Contract Review Committee (comprised of the Independent Directors) had met to review and discuss the investment advisory and administration services provided to the fund over the course of the year by UBS PaineWebber. In considering the continuance of the Advisory and Administration Contract, the Audit and Contract Review Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS PaineWebber in performing the services required under the Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The Audit and Contract Review
Committee also reviewed UBS PaineWebber's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds; fees paid to UBS PaineWebber by other funds it advises, and the ability of UBS PaineWebber to continue to perform the services contemplated under the Advisory and Administration Contract.

    The Audit and Contract Review Committee also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements and procedures of UBS PaineWebber with respect to possible conflicts of interests. Based on all of the above, as well as other factors and considerations, the Audit and Contract Review Committee recommended to the full board that the board approve the continuance of the Advisory and Administration Contract.

    The full board reviewed the factors considered by the Audit and Contract Review Committee and also gave substantial consideration to the fees payable under the contract. In this regard, the board evaluated UBS PaineWebber's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS PaineWebber and so-called 'fallout benefits' to UBS PaineWebber or its affiliates, such as, for example, benefits derived from serving as investment advisor to the fund, and transfer agency related services fees received by UBS PaineWebber for certain transfer agency related services it performs for the fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS PaineWebber, the board concluded the fees to be paid to UBS PaineWebber under the contract were fair and reasonable, and the scope and quality of UBS PaineWebber's services to the funds were consistent with the fund's operational requirements and sufficient to approve the continuance of the fund's Advisory and Administration Contract between the fund and UBS PaineWebber.

    The Audit and Contract Review Committee also evaluated the Sub-Advisory and Sub-Administration Contract between UBS PaineWebber and UBS Global AM. In its consideration of the Sub-Advisory and Sub-Administration Contract, the Audit and Contract Review Committee considered the management and advisory needs of the fund in light of the fund's investment objective and policies. The Audit and Contract Review Committee also considered the quality of the investment management and advisory services being provided by UBS Global AM, which included a discussion regarding the skill, experience and talent needed to perform the investment advisory services for the fund; the research resources available to UBS Global AM and its organizational capabilities and financial resources in order to determine whether they are sufficient to provide the appropriate nature and quality of advisory services; and information regarding the advisory fees paid to advisors of comparable funds. As a result of its evaluation of those factors, the Audit and Contract Review Committee recommended that the board approve the continuance of the current Sub-Advisory and Sub-Administration Contract. The full board, upon review of the factors considered by the Audit and Contract Review Committee as well as other factors and considerations as it deemed relevant, approved the continuance of the Sub-Advisory and Sub-Administration Contract.

    TRANSFER AGENCY RELATED SERVICES. PFPC Inc. ('PFPC'), the fund's transfer agent (not the fund), pays UBS PaineWebber for certain transfer agency related services that PFPC has delegated to UBS PaineWebber.

    SECURITIES LENDING. During the fiscal years ended June 30, 2002, 2001 and 2000, the fund did not pay fees to UBS PaineWebber for its services as lending agent because the fund did not engage in any securities lending activities.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the fund's principal underwriter pursuant to a principal underwriting contract with the fund ('Principal Underwriting Contract'). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM has entered into a dealer agreement with UBS PaineWebber. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.

    Under a plan of distribution adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act ('Plan'), the fund pays UBS Global AM a service fee, computed daily and paid monthly, for providing certain shareholder and account maintenance services. The Plan authorizes the fund to pay UBS Global AM the service fee at an annual rate of up to 0.15% of its average daily net assets. The fund currently pays service fees to UBS Global AM at the annual rate of 0.125% of average net assets. Any increase from the 0.125% annual rate would require prior approval of the board.

    UBS Global AM uses the 12b-1 service fee to pay dealers for shareholder servicing. The fee is also used to offset a dealer's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the dealer's branch office from which its employees provide these services, such as rent, communications equipment, employee salaries and other overhead costs.

    During the period they are in effect, the Plan and the Principal Underwriting Contract obligate the fund to pay the 12b-1 service fee to UBS Global AM as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if UBS Global AM's expenses exceed its 12b-1 service fee, the fund will not be obligated to pay more than the fee and, if UBS Global AM's expenses are less than the fee, it will retain its full fee and realize a profit. The fund will pay the 12b-1 service fee to UBS Global AM until either the Plan or the Principal Underwriting Contract is terminated or not renewed. In that event, UBS Global AM's 12b-1 service expenses in excess of 12b-1 service fees received or accrued through the termination date will be UBS Global AM's sole responsibility and not obligations of the fund.

    Among other things, the Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not 'interested persons' of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not 'interested persons' of the Corporation shall be committed to the discretion of the directors who are not 'interested persons' of the Corporation.

    During the fiscal year ended June 30, 2002, the fund paid or accrued to UBS Global AM service fees of $9,083,837. For the same period, UBS Global AM estimates that it incurred expenses of $2,587,414 in servicing fund shareholders. UBS Global AM estimates that these expenses were incurred as follows: (a) allocated costs related to shareholder servicing -- $1,134,000; and
(b) service fees to Financial Advisors -- $1,453,414.

    'Allocated costs' include various internal costs allocated by UBS PaineWebber to its efforts at providing certain shareholder and account maintenance services as dealer for the fund. These internal costs encompass office rent, salaries and other overhead expenses of various UBS PaineWebber departments and areas of operations.

    In approving the continuance of the Plan, the board considered all features of the distribution system for the fund, including (1) UBS Global AM's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM pursuant to the Principal Underwriting Contract, (4) UBS Global AM's expenses and costs under the Plan as described above and (5) the fact that the expense to the fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

    The board also considered the benefits that would accrue to UBS Global AM under the Plan in that UBS Global AM would receive service and sub-advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

    The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to UBS Global AM's duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

    During the fiscal years ended June 30, 2002, 2001 and 2000, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

    Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

    As of June 30, 2002, the fund owned securities issued by the following company which is a regular broker-dealer for the fund:

              ISSUER                TYPE OF SECURITY     VALUE
              ------                ----------------     -----
Salomon Smith Barney Holdings Inc.  Commercial Paper  $34,974,042

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                             FINANCIAL INSTITUTIONS

    ADDITIONAL PURCHASE INFORMATION. The fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. The fund may accept or reject any such securities in its discretion.

    ADDITIONAL REDEMPTION INFORMATION. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

    FINANCIAL INSTITUTIONS. The fund may authorize financial institutions and their agents to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

                              VALUATION OF SHARES

    The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is typically determined by its custodian, State Street Bank and Trust Company ('State Street'), as of noon, Eastern time, on each Business Day. A 'Business Day' means any day on which State Street's Boston offices, and the New York City offices of UBS Global AM and UBS PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

    The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board has established procedures ('Procedures') for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

    The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the fund's Performance Advertisements are calculated according to the following formula:

        P(1 + T)'pp'n =  ERV
where:          P     =  a hypothetical initial payment of $1,000 to purchase shares
                T     =  average annual total return of shares
                n     =  number of years
              ERV     =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

    The fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The following tables show performance information for the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

YEAR ENDED JUNE 30, 2002:
    Standardized Return.....................................  2.04%
FIVE YEARS ENDED JUNE 30, 2002:
    Standardized Return.....................................  4.45%
TEN YEARS ENDED JUNE 30, 2002:
    Standardized Return.....................................  4.27%

    CALCULATION OF YIELD. The fund computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. The fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)'pp'365/7] - 1

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the fund fluctuates, it is not the same as yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The fund may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (e.g., one-day yield, 30-day yield).

    The fund's yield and effective yield for the seven-day period ended June 30, 2002 were 1.22% and 1.23%, respectively.

    OTHER INFORMATION. The fund's performance data quoted in Performance Advertisements represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), iMoneyNet, Inc. ('iMoneyNet'), Wiesenberger Investment Companies Service ('Wiesenberger') or Investment Company Data Inc. ('ICD'), or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, iMoneyNet, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form. The fund may also compare its performance with the performance of bank certificates of deposit ('CDs') as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes'r' Money Markets.

                                     TAXES

    The fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, the fund will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                               OTHER INFORMATION

    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

    The Corporation does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund's transfer and dividend disbursing agent.

    PRIOR NAMES. Prior to April 16, 2001, the Corporation was known as PaineWebber RMA Money Fund, Inc., and the fund was known as PaineWebber Retirement Money Fund.

    COUNSEL. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

    AUDITORS. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS

    The fund's Annual Report to Shareholders for its fiscal year ended June 30, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by this reference.

                 [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                                  ------------

'c' 2002 UBS PaineWebber Inc.
All rights reserved.


                                                                 UBS PaineWebber
                                                                Retirement Money
                                                                            Fund
                                      ------------------------------------------
                                             Statement of Additional Information
                                                                 August 30, 2002
                                      ------------------------------------------



                           STATEMENT OF DIFFERENCES

The copyright symbol shall be expressed as...............................    'c'
The registered trademark symbol shall be expressed as....................    'r'
The service mark symbol shall be expressed as............................   'sm'
The dagger symbol shall be expressed as..................................    'D'
Characters normally expressed as superscript shall be preceded by........   'pp'